Subsequent Events (FY)	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On July 2, 2024, the Company entered into the July 2024 Purchase Agreement for the July 2024 Private Placement, with certain institutional and accredited investors, or the Purchasers.
Pursuant to the July 2024 Purchase Agreement, the Purchasers agreed to purchase an aggregate of 3,563,247 shares of common stock and 2,937,903 shares of Series B Preferred Stock, inclusive of 2,359,500 shares of Series B Preferred Stock purchased by directors and executive officers, and related parties thereto, each at a price per share of $20.00. Each share of Series B Preferred Stock is convertible into one share of the Company’s common stock subject to stockholder approval of a proposal to issue such shares of common stock upon conversion of such shares of Series B Preferred Stock in accordance with the Listing Rules of the Nasdaq Stock Market LLC, or the Series B Conversion Proposal. The July 2024 Private Placement resulted in gross proceeds of approximately $130.0 million before deducting placement agent fees and other offering expenses.
Pursuant to the July 2024 Purchase Agreement, the Company has agreed to submit to its stockholders the approval of the Series B Conversion Proposal, at a special meeting of stockholders, which is to be held no later than October 31, 2024.
Holders of shares of Series B Preferred Stock are entitled to receive dividends on shares of Series B Preferred Stock equal to, on an as-if-converted-to-common stock basis, and in the same form as dividends actually paid on shares of the common stock. Except as otherwise required by law, the Series B Preferred Stock does not have voting rights. However, as long as any shares of Series B Preferred Stock are outstanding, the Company will not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Series B Preferred Stock, (b) alter or amend the Certificate of Designation of Preferences, Rights and Limitations of the Series B Non-Voting Convertible Preferred Stock, or the Series B Certificate of Designation, or (c) amend its restated certificate of incorporation, as amended, or other charter documents in any manner that adversely affects any rights of the holders of Series B Preferred Stock. The Series B Preferred Stock does not have a preference upon any liquidation, dissolution or winding-up of the Company.
Following stockholder approval of the Series B Conversion Proposal, each share of Series B Preferred Stock will automatically convert into one share of common stock, subject to certain limitations, including that a holder of Series B Preferred Stock is prohibited from converting shares of Series B Preferred Stock into shares of common stock if, as a result of such conversion, such holder, together with its affiliates, would beneficially own more than a specified percentage (to be established by the holder between 0% and 19.9%) of the total number of shares of common stock issued and outstanding immediately after giving effect to such conversion; provided, however, that such beneficial ownership limitation does not apply to TAS Partners LLC or any of its affiliates.
Based on the 21,382,485 shares of common stock outstanding on August 7, 2024, there would be 29,865,107 shares of common stock outstanding if all shares of Series A Preferred Stock and all shares of Series B Preferred Stock converted into common stock on such date.
Subsequent Events
On February 28, 2024, the Company entered into a lease agreement with 7495 RP, LLC, or the Landlord, pursuant to which it agreed to lease from the Landlord the manufacturing space located at 7495 New Horizon Way, Frederick, Maryland, or the Frederick Lease Agreement. The space consists of 19,199 leasable square feet of integrated manufacturing and office space. The initial term of the Frederick Lease Agreement is expected to commence no later than April 1, 2024, once the Landlord has obtained legal possession of the premises free of the existing tenant and delivered full possession of the premises to the Company, or the Commencement Date. The Frederick Lease Agreement will terminate seven full lease years following the Commencement Date which, assuming a Commencement Date of April 1, 2024, will be May 31, 2031. The Company will have one option to extend the term of the Frederick Lease Agreement for a period of five years. The base rent for the initial term is $0.1 million per month.